SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PARATEK PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> June 09, 2015 .

Meeting Information

PARATEK PHARMACEUTICALS, INC. Meeting Type: Annual <mtgtype> Meeting

For holders as of: April <recdate> 13, 2015 B

Date: June 09, 2015 Time: 10:00 <mtgtime> AM EST A Location: The offices of Cooley LLP R

500 Boylston Street C Boston, Massachusetts 02116 O

D E

You are receiving this communication because you hold PARATEK PHARMACEUTICALS, INC. shares in the above named company.

75 KNEELAND STREET

BOSTON, MA 02111

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are

15 12 1 available to you on the Internet. You may view the proxy

. R1 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting.

1	ANY CITY, ON A1A 1A1

_ See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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by the arrow ? (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2015 to facilitate timely delivery.

How To Vote

51160 Please Choose One of the Following Voting Methods

0 . 0 .

. R1 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box 0000247811 marked by the arrow ? available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 Richard Lim 02 Jeffrey Stein, Ph.D.

The Board of Directors recommends you vote FOR proposals 2 and 3.

2	To approve the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan.

3 To ratify the selection by the Audit Committee of the Board of Directors of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2015.

The Board of Directors does not have a recommendation for voting on the following proposal:

4 In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s) If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

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